UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
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☐	Soliciting Material Under Rule 14a-12

TEXTRON INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Textron Inc.

40 Westminster Street

Providence, RI 02903

THESE SUPPLEMENTAL PROXY MATERIALS PROVIDE ADDITIONAL INFORMATION REGARDING OUR 2020 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, APRIL 29, 2020.

On April 13, 2020, Textron Inc. (the “Company”) issued the following press release related to a change to the format of the Company’s 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) to be held on Wednesday, April 29, 2020. As described below, the 2020 Annual Meeting will now be held in a virtual-only meeting format.

The following Notice of Change to Virtual Meeting Format supplements the 2020 Proxy Statement and Notice of Annual Meeting of Shareholders (the “Proxy Statement”) of the Company filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2020 and subsequently mailed or made available to the Company’s shareholders in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Annual Meeting.

These supplemental proxy materials are being filed with the SEC on April 13, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

_________________________________________________________________________________________________

Textron to Hold Annual Shareholders Meeting Virtually

PROVIDENCE, R.I.--(BUSINESS WIRE)--Textron Inc. (NYSE: TXT) will hold its 2020 Annual Meeting of Shareholders virtually to comply with restrictions on in-person gatherings in effect in Rhode Island due to the coronavirus (COVID-19) pandemic, as well as to support the health and well-being of shareholders and company personnel. As previously announced, the Annual Meeting will be held on Wednesday, April 29, 2020 at 11 a.m. Eastern Time. Shareholders will not be able to attend the Annual Meeting in person.

As described in the proxy materials for the Annual Meeting previously distributed, shareholders as of the close of business on March 2, 2020, the record date, are entitled to participate in and vote at the meeting. To be admitted to the meeting at www.virtualshareholdermeeting.com/TXT2020, a shareholder must enter the 16-digit control number found on the proxy card, voting instruction form, notice of internet availability of proxy materials or email, as applicable, previously sent or made available to shareholders. Online access to the audio webcast will open 15 minutes prior to the start of the meeting.

The meeting’s virtual attendance format will provide shareholders the ability to participate and submit questions during the meeting. Shareholders may vote in advance of the meeting at www.proxyvote.com and may vote during the meeting by following the instructions available on the meeting website. Whether or not they plan to attend the meeting, we urge all shareholders to vote in advance of the meeting by using one of the methods described in the proxy materials. The proxy card or voting instruction form included with the previously distributed proxy materials (or notice of internet availability) will not be reissued and may continue to be used to vote your shares in connection with the meeting.

For additional information regarding how shareholders may attend, participate in and/or vote at the virtual meeting, please refer to the Company’s supplemental proxy materials filed today with the Securities and Exchange Commission.

NOTICE OF CHANGE TO VIRTUAL MEETING FORMAT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 29, 2020

To the Shareholders of Textron Inc.:

To comply with restrictions on in-person gatherings in effect in Rhode Island due to the coronavirus (COVID-19) pandemic, as well as to support the health and well-being of shareholders and company personnel, NOTICE IS HEREBY GIVEN that the Board of Directors of Textron Inc. (the “Company”) has determined to change the format of the 2020 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to a meeting conducted in a virtual-only format, solely by means of remote communication, instead of an in-person meeting. As previously announced, the Annual Meeting will be held on Wednesday, April 29, 2020 at 11:00 a.m. Eastern Time. Shareholders will not be able to attend the Annual Meeting in person.

As described in the proxy materials for the Annual Meeting previously distributed, shareholders as of the close of business on March 2, 2020, the record date, are entitled to participate in and vote at the Annual Meeting. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/TXT2020, a shareholder must enter the 16-digit control number found on the proxy card, voting instruction form, notice of internet availability of proxy materials or email, as applicable, previously sent or made available to shareholders. Online access to the audio webcast will open 15 minutes prior to the start of the Annual Meeting. The items of business are the same as set forth in the 2020 Proxy Statement and Notice of Annual Meeting, dated March 6, 2020, previously sent or made available to shareholders entitled to vote at the Annual Meeting.

Access to the Audio Webcast of the Annual Meeting. The live audio webcast of the Annual Meeting will begin promptly at 11:00 a.m. Eastern Time. Online access to the audio webcast will open 15 minutes prior to the start of the Annual Meeting to allow time for you to log-in and test your device’s audio system. We encourage you to access the meeting in advance of the designated start time.

Log-in Instructions. To be admitted to the Annual Meeting virtually, you will need to log-in to www.virtualshareholdermeeting.com/TXT2020 using the 16-digit control number found on the proxy card, voting instruction form, notice of internet availability of proxy materials or email, as applicable, previously sent or made available to shareholders entitled to vote at the Annual Meeting.

Technical Assistance. Beginning 15 minutes prior to, and during, the Annual Meeting, we will have support available to assist shareholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulty accessing, or during, the virtual meeting, please call the support team at the toll-free number on the virtual Annual Meeting log-in page which will be available 15 minutes prior to the meeting.

Voting Prior to or at the Annual Meeting. An online portal is available to shareholders at www.proxyvote.com where you can view and download our proxy materials and 2019 annual report and vote your shares in advance of the Annual Meeting. You may vote your shares during the Annual Meeting (up until the closing of the polls) by following the instructions available at www.virtualshareholdermeeting.com/TXT2020 during the meeting. Shares may also be voted via the original proxy card or pursuant to the instructions for submitting your proxy via the Internet or telephone that were included in the previously-distributed proxy materials.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting using one of the methods described in the proxy materials. The proxy card, voting instruction form or notice of internet availability included with your previously-distributed proxy materials will not be updated to reflect the change in format of the meeting.

Submitting Questions at the Annual Meeting; Rules of Conduct. You can view the Agenda and the Rules of Conduct for the Annual Meeting after you log-in to the virtual meeting website at www.virtualshareholdermeeting.com/TXT2020. Shareholders may submit questions related to the items of business set forth on the Agenda during the Annual Meeting at www.virtualshareholdermeeting.com/TXT2020. The Rules of Conduct will also be available beginning five days prior to the Annual Meeting (on or prior to April 24, 2020) at www.proxyvote.com.

Shareholder List. During the Annual Meeting, the list of our shareholders of record will be available for viewing by shareholders at www.virtualshareholdermeeting.com/TXT2020.

Replay. A webcast playback of the Annual Meeting will be available at www.virtualshareholdermeeting.com/TXT2020 within approximately 24 hours after the completion of the meeting.

On behalf of our Board of Directors, management and employees, thank you for your continued support.

By Order of the Board of Directors,

E. Robert Lupone

Executive Vice President, General Counsel and Secretary

Providence, Rhode Island

April 13, 2020